CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE CALIFORNIA TAX EXEMPT
MONEY MARKET FUND
Servicing Class (CNTXX)
Class N (CNEXX)
Class S (CEMXX)

Supplement dated June 30, 2016, to the Summary Prospectus, Prospectus and the Statement of Additional
Information dated January 31, 2016, as amended and restated

The Board of Trustees of the Trust has approved a Plan of Liquidation for the City National Rochdale California Tax Exempt Money Market Fund (the “Fund”), which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund is closed to all new shareholder accounts. Shareholders may redeem their shares until the date of liquidation.

The Fund will be liquidated on or about October 3, 2016 (the “Liquidation Date”). On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

Please contact the Fund at 1-888-889-0799 if you have any questions or need assistance.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-021-0100